Exhibit 99.3

STOCK PURCHASE, LOAN AND SECURITY AGREEMENT

BY AND BETWEEN

WATER CHEF, INC.

AND

LESLIE J. KESSLER

Dated as of April 16, 2008

STOCK PURCHASE, LOAN AND SECURITY AGREEMENT

This STOCK PURCHASE, LOAN AND SECURITY AGREEMENT (this “Agreement”), made as of April 16, 2008, by and between WATER CHEF, INC., a Delaware corporation (the “Company”), and LESLIE J. KESSLER (“Executive”).

BACKGROUND

WHEREAS, Executive wishes to purchase from the Company, and the Company wishes to sell to Executive, Six Million Five Hundred Thousand (6,500,000) shares (the “Purchased Shares”) of common stock of the Company (“Common Stock”) for an aggregate purchase price of $547,950 (the “Purchase Price”), based on a price per share of $0.0843, which represents the average closing price of the Common Stock during the 30 trading days immediately preceding the date of this Agreement, and Executive wishes to borrow from the Company, and the Company wishes to loan to Executive, an amount equal to the Purchase Price, such loan to be on a non-recourse basis and secured by a pledge of the Purchased Shares, all on the terms set forth herein,

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

TERMS

1.           Loan.

1.1.           Loan.  Subject to the terms and conditions hereof, the Company is lending to Executive the aggregate principal amount of $547,950 (the “Loan”).

1.2.           Purpose of Loan.  Executive is using the proceeds of the Loan solely for the purpose of purchasing the Purchased Shares pursuant to Section 2 hereof.

1.3.           Promissory Note.  The obligation of Executive to repay the Loan is evidenced by Executive’s non-recourse promissory note, substantially in the form attached hereto as Exhibit A (the “Note”), in the original principal amount of $547,950.  The Note is dated April 16, 2008, the date of the purchase of the Purchased Shares, shall mature and become due and payable on the Maturity Date (as hereinafter defined) and shall bear interest as set forth in Section 1.4(b).

1.4.           Principal Payments; Maturity; Interest Rate.

(a)           Principal Payments.  Unless prepaid or accelerated as provided herein, the principal amount of the Loan shall be due and payable in full on April 16, 2011, the third anniversary of the date of the Note (the “Maturity Date”).

(b)           Interest Rate and Payment.  The principal amount of the Loan shall bear interest from the date of the Note until the Maturity Date or earlier payment of the principal amount at the rate of Six Percent (6.00%) per annum.  Interest shall be due and payable on the Maturity Date or the date of earlier payment of the principal amount.

1.5.           Prepayment.  Executive shall have the right to prepay the Loan, in whole or in part, without penalty or premium.

1.6.           Non- Recourse Provision.  The Company shall look solely to the Pledged Collateral (as defined below) and no other property of Executive shall be subject to levy, or execution for payment of the Loan.

1.7.           Events of Default.  Each of the following shall constitute an event of default (each, an “Event of Default”) under this Agreement:

(a)           the failure of Executive to pay when due any principal or interest or other amount due hereunder or under the Note; or

(b)           any warranty or representation made by Executive in this Agreement shall prove to have been false or incorrect on the date as of which made; or

(c)           either Executive or the Company shall give notice to the other of termination of Executive’s employment with the Company for any reason or no reason; or

(d)           Executive shall cease to be an employee of the Company or any affiliate thereof for any reason or no reason; or

(e)           the occurrence of any of the following with respect to Executive:

(i)	he shall apply for or consent to the appointment of a receiver, custodian, trustee or liquidator of all or a substantial part of her property;

(ii)	he shall make a general assignment for the benefit of her creditors;

(iii)	he shall commence a voluntary case under the Federal Bankruptcy Code; or

(iv)	he shall file a petition to take advantage of any other law providing for the relief of debtors.

1.8.           Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, the principal amount of the Loan, together with accrued interest thereon, shall, at the option of the Company, become immediately due and payable and the Company may proceed against the Pledged Collateral (as defined below) as provided in Sections 3.3(c), 3.6 and 3.8.

2.           Purchase and Sale of Common Stock.

2.1.           Sale and Purchase.  Effective as of the date hereof, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Company is issuing and selling to Executive, and Executive is purchasing, the Purchased Shares for the Purchase Price.

2.2.           Payment of Purchase Price.  Effective as of the date hereof, Executive is making payment in full of the Purchase Price, receipt of which is hereby acknowledged by the Company, and the Company is delivering to Executive a stock certificate, registered in the name of Executive, representing the Purchased Shares.

2.3.           Lock-up.  Executive agrees that, for a six-month period following the date of the issuance of the Purchased Shares, Executive shall not sell, transfer or otherwise dispose of any of the Purchased Shares without the written consent of the Company.

3.           Collateral.

3.1.           Pledged Collateral.  As security for the performance of Executive’s obligations under this Agreement and for the prompt and complete payment of the Loan, together with accrued interest thereon, when due (whether at the Maturity Date, by acceleration or otherwise), Executive hereby grants to the Company a security interest in the following property (collectively, the “Pledged Collateral”):

(a)           the Purchased Shares and the certificates or instruments representing such stock and all dividends, interest, cash, instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such stock; and

(b)           all proceeds of the foregoing.

3.2.           Delivery of Purchased Shares.  Effective as of the date hereof, Executive is delivering to the Company the stock certificate representing the Purchased Shares, together with a stock power duly executed in blank by Executive.

3.3.           Voting Rights, Dividends, Etc.

(a)           Executive shall be entitled to exercise any and all of Executive’s voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and, notwithstanding Section 3.1 but subject to Section 3.3(c), shall be entitled to receive and retain, free and clear of the security interest of the Company hereunder, any and all of such dividends, interest and other distributions permitted to all other holders of the Company’s Common Stock.

(b)           The Company shall execute and deliver (or cause to be executed and delivered) to Executive all such proxies and other instruments as Executive may reasonably request for the purpose of enabling Executive to exercise the voting and other rights that she is entitled to exercise pursuant to paragraph (a) above and to receive the dividends, interest and other distributions that she is authorized to receive and retain pursuant to paragraph (a) above.

(c)           Upon the occurrence and during the continuance of an Event of Default (i) all rights of Executive to exercise the voting and other consensual rights that she would otherwise be entitled to exercise pursuant to Section 3.3(a) hereof and to receive the dividends, interest and other distributions that she would otherwise be authorized to receive and retain pursuant to Section 3.3(a) hereof shall cease, and all such rights shall thereupon become vested in the Company, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive such dividends, interest, and other distributions; and all dividends, interest and other distributions that are received by Executive contrary to the provisions of this paragraph shall be received in trust for the benefit of the Company, shall be segregated from other funds of Executive, and shall be forthwith paid over to the Company in the same form as so received (with any necessary endorsement).

3.4.           Further Assurances.  Executive agrees that at any time and from time to time, at the expense of Executive, Executive will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that the Company may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Company to exercise and enforce the rights and remedies hereunder with respect to any of the Pledged Collateral.

3.5.           Transfers and Liens.  Executive will not (a) grant any option with respect to any of the Pledged Collateral or (b) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral.

3.6.           Company Appointed Attorney-in-Fact.  Executive hereby appoints the Company as Executive’s attorney-in-fact, with full authority in the place and stead of Executive and in the name of Executive, from time to time in the Company’s discretion to take any action and to execute any instrument which the Company may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, upon the occurrence and during the continuance of an Event of Default to receive, endorse, and collect all instruments made payable to Executive representing any dividend, interest, or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.  The Company shall not, in its capacity as such attorney-in-fact, be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law, but only for bad faith, willful misconduct or gross negligence.  This power, being coupled with an interest, is irrevocable until all obligations under the Note have been satisfied in full.

3.7.           Company’s Duties.  The powers conferred on the Company hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty to exercise any such powers.  Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Company shall not have any duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral.  Without limiting the generality of the foregoing, the Company shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any Pledged Collateral, whether or not the Company has or is deemed to have knowledge of such matters.

3.8.           Transfer of Title.  After the occurrence and during the continuance of an Event of Default, the Company shall have the right, at any time in its discretion without further notice to Executive, to transfer to or to register in the name of the Company or its nominees, any or all of the Pledged Collateral.  In addition, upon the occurrence and during the continuance of an Event of Default, the Company shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

3.9.           Termination.  The provisions of this Section 3 shall terminate upon payment in full of the Loan, together with accrued interest thereon, at which time the Company shall promptly deliver to Executive stock certificates evidencing the Purchased Shares remaining in its possession.

4.           Representations and Warranties of the Company.  The Company hereby represents and warrants to Executive as follows:

4.1.           Organization.  The Company (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and (b) has all requisite corporate power and authority to execute, deliver and perform this Agreement.

4.2.           Authorization of Agreement.  The execution, delivery and performance by the Company of this Agreement have been duly authorized by all requisite corporate action by the Company, and this Agreement constitutes the valid and binding obligation of the Company.

4.3.           Due Issuance of Shares.  The issuance, sale and delivery of the Purchased Shares have been duly authorized by all requisite corporate action of the Company, and when issued, sold and delivered in accordance with this Agreement, the Purchased Shares will be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or any other similar rights of the stockholders of the Company or others.

4.4.           No Conflict with Other Instruments.  The execution and delivery of this Agreement and the performance of and compliance with the terms and provisions hereof will not conflict with, result in a breach of or constitute a default under any material agreement or instrument to which the Company is a party or by which the Company is bound, or violate any judicial or administrative order or decree applicable to the Company.

5.           Representations of Executive.  Executive represents, warrants and covenants to the Company as follows:

5.1.           Authority.  Executive has the full power and authority and has full legal right to execute and deliver this Agreement and the Note, to perform, observe and comply with all of her agreements and obligations under each of this Agreement and the Note and to obtain and apply the proceeds of the Loan contemplated by this Agreement.

5.2.           Due Execution and Enforceability.  Executive has duly executed and delivered each of this Agreement and the Note and each of this Agreement and the Note constitutes the valid and binding obligation of Executive, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium or similar laws affecting creditors’ rights or by general principles of equity.

5.3.           No Conflict with Other Instruments.  The execution and delivery of this Agreement and the Note by Executive and the performance of and compliance with the terms and provisions thereof by Executive will not conflict with, result in a breach of or constitute a default under any material agreement or instrument to which Executive is a party or by which Executive is bound, or, violate any judicial or administrative order or decree applicable to Executive.

5.4.           Acquisition for Investment.  Executive is acquiring the Purchased Shares for her own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

5.5.           Executive’s Status.  Executive is an “accredited investor” as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and has such knowledge and experience in financial and business matters that she is capable of evaluating the merits and risks of investing in the Purchased Shares.

5.6.           No Registration.  Executive understands that the Purchased Shares have not been and shall not be registered under the Securities Act or any state securities law and any subsequent disposition thereof must be registered under the Securities Act or must be exempt from registration.

5.7.           Limitations of Exemption from Registration.  Executive understands that (a) the exemption from registration afforded by Rule 144 (the provisions of which are known to him) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if and when applicable, Rule 144 may only afford the basis for sales in limited amounts and (b) the Company is under no obligation to register the Purchased Shares on behalf of Executive or to assist Executive in complying with any exemption from registration.

6.           Legend.  The certificate for the Purchased Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

7.           Miscellaneous.

7.1.           Amendments, Indulgences, Etc.  No amendment or waiver of any provision of this Agreement nor consent to any departure by Executive herefrom shall in any event be effective unless the same shall be in writing and signed by the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure or delay on the part of the Company in the exercise of any right, power, or remedy under this Agreement shall constitute a waiver thereof, or prevent the exercise thereof in that or any other instance.

7.2.           Notices.  Any notice, demand, offer or other written instrument (“Notice”) required or permitted to be given hereunder shall be in writing signed by the party giving such Notice and shall be hand delivered or sent, postage prepaid, by certified or registered mail, return receipt requested, or sent by recognized courier service, or sent by electronic transmission such as facsimile or pdf, to the parties at the addresses set forth on the signature page of this Agreement.  Any Notice to be given to the estate of any deceased person shall be addressed to the personal representative of such deceased person at her address or, if there be no personal representative or no address for such representative has been furnished to the party giving notice, to the estate of the deceased person at the address of the deceased person as set forth on the signature page of this Agreement.  Any party shall have the right to change the place to which such Notice shall be sent or delivered by similar notice sent in like manner to all other parties hereto.  Notices shall be deemed given hereunder on the earlier of actual receipt or: (i) in the case of Notices given by mail, three (3) business days after mailing; (ii) in the case of Notices given by courier service, one (1) business day after delivery to or pick up by such service; and (iii) in the case of Notices given by electronic transmission, on the date of dispatch provided a copy of such Notice is also sent simultaneously by any other means referred to in clause (i) or (ii) above.

7.3.           Continuing Security Interest.  This Agreement creates a continuing security interest in the Pledged Collateral and shall be binding upon Executive, and her heirs, executors, administrators, successors, and assigns and inure to the benefit of the Company and its successors, transferees and assigns.  The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Note and no security taken hereafter as security for payment or performance of the Note shall impair in any manner or affect this Agreement or the security interest granted hereby, all such present and future additional security to be considered as cumulative security.  Any of the Pledged Collateral may be released from this Agreement without altering, varying, or diminishing in any way this Agreement or the security interest granted hereby as to the Pledged Collateral not expressly released, and this Agreement and such security interest shall continue in full force and effect as to all of the Pledged Collateral not expressly released.

7.4.           Governing Law, Consent to Jurisdiction, Etc.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and wholly performed within New York.  Executive consents to the jurisdiction of the courts of the State of New York and of the United States sitting in New York County, New York in any litigation concerning this Agreement, and Executive waives any objection based on venue or inconvenient forum.  Unless otherwise defined herein, terms defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof are used herein as therein defined as of such date.

7.5.           Counterparts; Copies.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart.  This Agreement may be executed and delivered by facsimile or pdf transmission of an executed counterpart of or signature page to this Agreement and any photostatic, facsimile or pdf copy of an executed counterpart of or signature page to this Agreement shall be given the same effect as the original.

7.6.           Severability.  The provisions of this Agreement are independent of and separable from each other, and no such provision, shall be altered or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part.

7.7.           Headings.  The Section headings of this Agreement are for convenience only, form no part of this Agreement and shall not affect its interpretation.

7.8.           Entire Agreement.  This Agreement sets forth all of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Agreement as of the date first above written.

WATER CHEF, INC.

By:	/s/ Terry R. Lazar
Name: Terry R. Lazar
Title: Chief Financial Officer

Address for Notices:

Water Chef, Inc. 68 South Service Road, Suite 100 Melville, NY 11747 Attn: Chief Financial Officer Facsimile No: 631-577-7918 Email address: tlazar@lstcpas.com

/s/ Leslie J. Kessler
Leslie J. Kessler

Address for Notices:

11 Hedgerow Lane Jericho, NY 11753 Facsimile No: 516-935-7352 Email address: lesliek8@gmail.com

Exhibit A

NON-RECOURSE PROMISSORY NOTE

$547,950	April 16, 2008

The Undersigned, for value received and intending to be legally bound, promises to pay to the order of WATER CHEF, INC. (“Lender”), as and when due as set forth in the Stock Purchase, Loan and Security Agreement dated the date hereof between the Undersigned and Lender (as such agreement may be amended, restated, modified or supplemented from time to time, the “Loan Agreement”), the principal sum of Five Hundred Forty Seven Thousand Nine Hundred Fifty Dollars ($547,950).  Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

The undersigned further promises to pay to the order of Lender interest on the unpaid principal amount of the Loan, from the date hereof until the principal amount has been repaid in full, at the rate of Six Percent (6.00%) per annum.  Interest shall be due and payable on the Maturity Date or the date of earlier payment of the principal amount.

This is the Note mentioned in, and is entitled to the benefits of, the Loan Agreement.

This Note may be prepaid at any time, in whole or in part, without premium or penalty.  All payments in respect of this Note shall be applied first to accrued interest and then to principal outstanding hereunder.

Lender shall look solely to the Pledged Collateral and no other property of the undersigned shall be subject to levy, or execution for payment of this Note.

Upon the occurrence and during the continuance of an Event of Default, the principal amount of the Loan, together with accrued interest thereon, shall, at the option of the Company, become immediately due and payable and the Company may proceed against the Pledged Collateral as provided in the Loan Agreement.

This Note shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with the laws of said state without giving effect to principles of conflicts of law.

This Note shall be binding upon the undersigned and her heirs, executors, administrators, transferees and assigns and the terms hereof shall inure to the benefit of Lender and its successors and assigns, including subsequent holders hereof.

The undersigned hereby waives presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note except any notice expressly required in the Loan Agreement.

IN WITNESS WHEREOF, the undersigned executes this Note as of the day and year first above written.

/s/ Leslie J. Kessler
Leslie J. Kessler